Exhibit 99.3

AVALON GLOBOCARE CORP., FORMERLY KNOWN AS GLOBAL TECHNOLOGIES CORP.

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

June 30, 2016

(Unaudited)

AVALON GLOBOCARE CORP., FORMERLY KNOWN AS GLOBAL TECHNOLOGIES CORP.

INDEX TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

June 30, 2016

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AVALON GLOBOCARE CORP., FORMERLY KNOWN AS GLOBAL TECHNOLOGIES CORP.

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

June 30, 2016

On September 14, 2016, Avalon Healthcare System Inc. (“AHS”), a Delaware Corporation entered into a stock purchase agreement (the “September Agreement”) to acquire 1,500,000 shares of Global Technologies Corp.’s, which subsequently changed its name on October 18, 2016 to Avalon Globocare Corp. (“the Company”, “our”, “we”, “Globocare”), restricted common stock (the “Control Shares”). Upon purchase of the Control Shares, AHS beneficially owned shares of common stock representing control of the Company. AHS subsequently assigned the Control Shares to its three shareholders resulting in Wenzhao Lu receiving 900,000 shares, David Jin receiving 450,000 shares and Meng Li receiving 150,000 shares. On October 19, 2016, we entered into and closed a Share Exchange Agreement with the shareholders of AHS, pursuant to which we acquired 100% of the outstanding securities of AHS in exchange for 50,000,000 shares of our common stock (the “Share Exchange Agreement”).

For accounting purposes, the Share Exchange Agreement has been accounted for as a reverse acquisition, and accordingly, the transaction has been treated as a recapitalization of AHS, with AHS as the accounting acquirer and surviving and continuing entity although Globocare is the legal acquirer. Accordingly, the Company’s historical financial statements are those of AHS immediately following the consummation of the reverse acquisition.

The following unaudited pro forma condensed combined financial statements are presented to illustrate the pro forma effects of our having entered into and closed a Share Exchange Agreement with AHS, hence consummation of the reverse acquisition. We have derived our historical financial data for the six months ended June 30, 2016 and for the year ended December 31, 2015 from our financial statements contained on Form 10-Q and Form 10-K, respectively, as filed with the Securities and Exchange Commission.   We have derived AHS historical financial statements as of June 30, 2016, for the six months ended June 30, 2016, and for the period from May 18, 2015 (date of inception) through December 31, 2015 from AHS financial statements contained elsewhere in this Form 8-K. Currently, AHS engages in medical related consulting services for its customers.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2016 assumes that the Share Exchange Agreement and distribution of certain assets and liabilities consummated on such period. The unaudited pro forma condensed combined balance sheet as of June 30, 2016 assumes the Share Exchange Agreement and distribution of assets and liabilities consummated on such period. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 assumes that the Share Exchange Agreement and distribution of certain assets and liabilities consummated on such period.

The information presented in the unaudited pro forma condensed combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Agreement and distribution of assets and liabilities, nor is it indicative of our future financial position or results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Agreement.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. These unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of Globocare and AHS.

Globocare effected an one-for-four reverse stock split of its common stock on October 18, 2016. All share and per share information of Globocare presented in these unaudited pro forma condensed combined financial statements have been retroactively adjusted to reflect the reverse stock split.

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AVALON GLOBOCARE CORP., FORMERLY KNOWN AS GLOBAL TECHNOLOGIES CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

June 30, 2016

	Avalon Globocare Corp.,	Avalon Healthcare
	Formerly Known As	System Inc.
	Global Technologies Corp.	and Subsidiary
	June 30,	June 30		Pro Forma Adjustments		Pro Forma
	2016	2016		Dr.	Cr.	Balances

ASSETS

CURRENT ASSETS:
Cash	$104	$611,487	(3)	$-	$104	$611,487

Total Current Assets	104	611,487		-	104	611,487

Total Assets	$104	$611,487		$-	$104	$611,487

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$4,950	$18,900	(3)	$4,950	$-	$18,900
Accounts payable and accrued liabilities - related party	-	20,565		-	-	20,565
Loans from related parties - directors and stockholders	26,000	-	(3)	26,000	-	-
Advance from customers - related parties	-	452,500		-	-	452,500
Due to related parties	-	97,150		-	-	97,150

Total Current Liabilities	30,950	589,115		30,950	-	589,115

Commitments and Contingencies

STOCKHOLDERS' EQUITY (DEFICIT):
Preferred stock, $0.0001 par value; 10,000,000 shares authorized; no shares issued and outstanding at June 30, 2016	-	-		-	-	-
Common stock, $0.0001 par value; 490,000,000 shares authorized; 1,750,000 and 51,750,000 pro forma shares issued and outstanding at June 30, 2016, respectively	175	-	(1)(2)	-	5,000	5,175
Additional paid-in capital	28,925	230,000	(1)(2)(3)	64,946	30,846	224,825
Accumulated deficit	(59,946)	(207,843	)(2)	-	59,946	(207,843)
Accumulated other comprehensive income - foreign currency translation adjustment	-	215		-	-	215

Total Stockholders' Equity (Deficit)	(30,846)	22,372		64,946	95,792	22,372

Total Liabilities and Stockholders' Equity (Deficit)	$104	$611,487		$95,896	$95,792	$611,487

See accompanying notes to unaudited pro forma condensed combined financial statements.

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AVALON GLOBOCARE CORP., FORMERLY KNOWN AS GLOBAL TECHNOLOGIES CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Avalon Globocare Corp.,	Avalon Healthcare
	Formerly Known As	System Inc.
	Global Technologies Corp.	and Subsidiary
	For the Six Months	For the Six Months
	Ended	Ended	Pro Forma
	June 30, 2016	June 30, 2016	Balances

REVENUE	$-	$-	$-

OPERATING EXPENSES:
Professional fees	25,440	77,075	102,515
Other general and administrative	-	28,456	28,456

Total Operating Expenses	25,440	105,531	130,971

OTHER INCOME
Interest Income	-	60	60

Total Other Income	-	60	60

NET LOSS	$(25,440)	$(105,471)	$(130,911)
COMPREHENSIVE LOSS
NET LOSS	(25,440)	(105,471)	(130,911)
OTHER COMPREHENSIVE INCOME
Unrealized foreign currency translation gain	-	215	215
COMPREHENSIVE LOSS	$(25,440)	$(105,256)	$(130,696)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(0.01)		$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted	1,750,000		51,750,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

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AVALON GLOBOCARE CORP., FORMERLY KNOWN AS GLOBAL TECHNOLOGIES CORP.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	Avalon Globocare Corp.,
	Formerly Known As	Avalon Healthcare
	Global Technologies Corp.	System Inc.
	For the Year	For the Period from May 18, 2015
	Ended	(Date of Inception) through	Pro Forma
	December 31, 2015	December 31, 2015	Balances

REVENUE	$-	$-	$-

OPERATING EXPENSES:
Professional fees	31,006	83,900	114,906
Other general and administrative	-	18,480	18,480

Total Operating Expenses	31,006	102,380	133,386

OTHER INCOME
Interest Income	-	8	8

Total Other Income	-	8	8

NET LOSS	$(31,006)	$(102,372)	$(133,378)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(0.02)		$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted	1,583,589		51,583,589

See accompanying notes to unaudited pro forma condensed combined financial statements.

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AVALON GLOBOCARE CORP., FORMERLY KNOWN AS GLOBAL TECHNOLOGIES CORP.

NOTES TO UNAUDITED PRO FORMAT CONDENSED COMBINED FINANCIAL STATEMETNS

June 30, 2016

[1] Basis of presentation.

The unaudited pro forma condensed combined financial statements have been prepared in order to present combined financial position and results of operations of Globocare and AHS as if the reverse acquisition had occurred as of June 30, 2016 for the unaudited pro forma condensed combined balance sheet, to give effect to the reverse acquisition of Globocare, as if the transaction had taken place at May 18, 2015 (date of AHS’s inception) for the unaudited pro forma condensed combined statement of operations for the period from May 18, 2015 (date of inception) through December 31, 2015, and to give effect to the reverse acquisition of Globocare, as if the transaction had taken place at January 1, 2016 for the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2016.

The condensed financial statements of Globocare as of June 30, 2016, for the six months ended June 30, 2016 and for the year ended December 31, 2015 were derived from the financial statements contained on Form 10-Q and 10-K, respectively, as filed with the Securities and Exchange Commission.

The condensed financial statements of AHS as of June 30, 2016, for the six months ended June 30, 2016 and for the period from May 18, 2015 (date of inception) through December 31, 2015 were derived from AHS’s financial statements contained elsewhere in this Form 8-K.

The following unaudited pro forma adjustments are incorporated into the unaudited pro forma condensed combined balance sheet as of June 30, 2016, the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016 and for the year ended December 31, 2015.

[2] The consummation of the Share Exchange Agreement is deemed to be a reverse acquisition. Globocare (the legal acquirer) is considered the accounting acquiree and AHS (the legal acquiree) is considered the accounting acquirer and surviving and continuing entity. The financial statements of the combined entities will in substance be those of AHS, with the assets and liabilities, and expenses, of Globocare being included effective from the date of consummation of the Share Exchange Agreement. Globocare is deemed to be a continuation of the business of AHS. The outstanding stock of Globocare prior to the consummation of the Share Exchange Agreement will be accounted for at their net book value and no goodwill will be recognized.

[3] To recapitalize for the Share Exchange Agreement (or Reverse Acquisition).

[4] To reflect the distribution of certain assets and liabilities upon closing of the Share Exchange Agreement.

Unaudited pro forma adjustments reflect the following transactions:

(1)
Additional paid-in capital	5,000
Common stock, at par		5,000
To reflect the issuance of 50,000,000 shares of common stock in connection with the Share Exchange Agreement.

(2)
Common stock, at par	-
Additional paid-in capital		-
Additional paid-in capital	59,946
Accumulated deficit		59,946
To recapitalize for the Share Exchange Agreement (or Reverse Acquisition).

(3)
Accounts payable and accrued liabilities	4,950
Loans from related parties - directors and stockholders	26,000
Cash		104
Additional paid-in capital		30,846
To reflect the distribution of certain assets and liabilities upon closing the Share Exchange Agreement.

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